Exhibit 99.7

FOR IMMEDIATE RELEASE

         SUPERIOR GALLERIES, INC. ANNOUNCES AMENDMENT OF AGREEMENT TO BE
                ACQUIRED BY DGSE COMPANIES, INC., NEW MANAGEMENT

BEVERLY HILLS, CA (January 9, 2007) - Superior Galleries, Inc. (OTCBB: SPGR), which wholesales, retails and auctions rare coin products via traditional and Internet channels, today announced that it has executed an amended and restated agreement to be acquired by DGSE COMPANIES, INC. (Nasdaq: DGSE) and a management agreement with DGSE's acquisition subsidiary to manage the day-to-day operations of Superior.

Pursuant to the revised merger agreement, Superior will still be merged into a wholly-owned subsidiary of DGSE in an all-stock transaction. However, among other things, the following terms of the acquisition have been modified. First, the purchase price has been reduced such that all of the outstanding Superior common shares will be exchanged for 3,700,000 DGSE common shares. Thus, after the acquisition, Superior shareholders will own approximately 43 percent of the outstanding shares of the combined entity. Second, the exchange rate for the exchange of the Stanford International Bank Ltd. (SIBL) debt into equity was reduced from $2.00 to $1.70 per share. The amount of debt to be exchanged at the time of the merger is $8.4 million.

Third, the acquisition has been re-structured into a two-step transaction. In the first step of the transaction, which was completed on January 6, 2007, Silvano DiGenova resigned as Chief Executive Officer, President, interim Chief Financial Officer and Chairman of Superior. In accordance with the management agreement, William Oyster (COO of DGSE) has been appointed the new interim Chief Executive Officer of Superior, Scott Williamson (Executive Vice-President of
DGSE) has been appointed the new interim Chief Operating Officer of Superior and John Benson (Chief Financial Officer of DGSE) has been appointed the new Vice-President, Finance and interim Chief Financial Officer of Superior. In accordance with the revised merger agreement, all members of the Superior board other than Mitch Stolz and David Rector have resigned, and Scott Williamson, John Benson and William Oyster of DGSE were appointed to fill the vacancies on the Superior board. SIBL has increased the line of credit available to Superior under the existing Loan and Security Agreement to approximately $20 million.

In the second step of the transaction, Stanford is expected to exchange approximately $8.4 million of its loans for approximately 5 million Superior common shares, and the parties will consummate the merger of Superior with and into a wholly owned subsidiary of DGSE. The acquisition remains subject to a number of closing conditions, including the approval of the stockholders of both companies and the effectiveness of a registration statement on a Form S-4.

DGSE and Superior expect the acquisition to close late in March 2007, subject to the satisfaction or waiver of the various closing conditions in the acquisition agreement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition, DGSE and Superior intend to file relevant materials with the SEC. DGSE and Superior each have filed a current report on Form 8-K related to the proposed acquisition on the date of this release. In the near future, DGSE intends to file a registration statement on Form S-4, which will contain a prospectus and related materials to register the DGSE common stock to be issued in the proposed acquisition, and a joint proxy statement, which DGSE and Superior plan to mail to their respective stockholders in connection with the approval of the proposed acquisition by their respective stockholders.

The current report contains, and the registration statement and the joint proxy statement/prospectus included therein will contain, important information about DGSE, Superior, the proposed acquisition and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FILINGS CAREFULLY WHEN THEY ARE AVAILABLE. Investors and security holders will be able to obtain free copies of these documents (when they become available) and other documents filed with the SEC at the SEC's web site at www.sec.gov or by calling the SEC at 1-800-SEC-0330. In addition, investors and security holders may obtain free copies of the documents filed by Superior with the SEC by contacting Superior Investor Relations at (800) 421-0754.

PARTICIPATION IN SOLICITATIONS

DGSE and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of DGSE in connection with the proposed transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in DGSE's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about June 23, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from DGSE by contacting DGSE Investor Relations at (972) 484-3662.

Superior and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of DGSE in connection with the proposed transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Superior's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 6, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Superior by contacting Superior Investor Relations at (800) 421-0754.

ABOUT SUPERIOR GALLERIES, INC.

Superior Galleries, Inc. is a publicly traded company, acting as a dealer and auctioneer of rare coins and other fine collectibles. Headquartered in Beverly Hills, California, the firm markets its products through auctions (both live events and on the World Wide Web), its nationwide sales force, its gallery in Beverly Hills and via the company's web site at www.SGBH.com.

Stanford Coins & Bullion is a member of the Stanford Financial Group, an international network of affiliated companies that together form a powerful resource of financial services. Located in Houston, Texas, the company markets its products through its retail sales force and the company's web site.

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ABOUT DGSE COMPANIES, INC.

DGSE Companies, Inc. wholesales and retails jewelry, diamonds, fine watches and precious metal bullion products and rare coins to domestic and international customers through its Dallas Gold and Silver Exchange and Charleston Gold and Diamond Exchange subsidiaries and well as through the Internet and World Wide Web. DGSE also owns Fairchild International, Inc., one of the largest vintage watch wholesalers in the country. In addition to its retail facilities, DGSE has online stores and conducts live Internet auctions which can be accessed at www.dgse.com and www.CGDEInc.com. Real-time price quotations and real-time order execution in precious metals are provided on another DGSE web site at www.USBullionExchange.com. Wholesale customers can access our full vintage watch inventory through the restricted site at www.FairchildWatches.com.

DGSE is headquartered in Dallas, Texas and its common stock trades on The Nasdaq Stock Market(R) under the symbol "DGSE".

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS. THIS PRESS RELEASE CONTAINS STATEMENTS REGARDING THE PROPOSED TRANSACTION BETWEEN DGSE AND SUPERIOR, THE EXPECTED TIMETABLE FOR COMPLETING THE TRANSACTION, FUTURE FINANCIAL AND
OPERATING RESULTS, BENEFITS AND SYNERGIES OF THE PROPOSED TRANSACTION, THE ABILITY OF DGSE TO INTEGRATE THE BUSINESS, OPERATIONS AND PERSONNEL OF SUPERIOR FOLLOWING THE ACQUISITION, AND OTHER STATEMENTS ABOUT DGSE AND SUPERIOR'S MANAGEMENTS' FUTURE EXPECTATIONS, BELIEFS, GOALS, PLANS OR PROSPECTS THAT ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES, FORECASTS AND PROJECTIONS ABOUT DGSE AND SUPERIOR AND THE COMBINED COMPANY, AS WELL AS DGSE'S AND SUPERIOR'S AND THE COMBINED COMPANY'S FUTURE PERFORMANCE AND THE INDUSTRIES IN WHICH DGSE AND
SUPERIOR OPERATE AND THE COMBINED COMPANY WILL OPERATE, IN ADDITION TO MANAGEMENTS' ASSUMPTIONS. THESE STATEMENTS CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," "WILL" AND VARIATIONS OF SUCH WORDS AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS WHICH ARE NOT STATEMENTS OF HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO ASSESS. THEREFORE, ACTUAL OUTCOMES AND RESULTS MAY DIFFER MATERIALLY FROM WHAT IS EXPRESSED OR FORECASTED IN SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE BASED UPON A NUMBER OF IMPORTANT FACTORS INCLUDING, AMONG OTHERS: THE ABILITY TO CONSUMMATE THE PROPOSED ACQUISITION; POTENTIAL DIFFICULTIES IN OTHERWISE MEETING CLOSING CONDITIONS SET FORTH IN THE DEFINITIVE MERGER AGREEMENT ENTERED INTO BY DGSE AND SUPERIOR; DIFFICULTIES AND DELAYS IN OBTAINING REGULATORY APPROVALS FOR THE PROPOSED ACQUISITION; DIFFICULTIES AND DELAYS IN INTEGRATION OR ACHIEVING SYNERGIES AND COST SAVINGS; DIFFICULTIES REGARDING THE EXECUTION OF THE BUSINESS PLAN FOR THE COMBINED COMPANIES; CONTINUED ACCEPTANCE OF THE SUPERIOR'S PRODUCTS AND SERVICES IN THE MARKETPLACE; COMPETITIVE FACTORS; THE COOPERATION AND SUPPORT OF THE COMPANIES' LENDERS FOR THE PROPOSED ACQUISITION; FLUCTUATIONS IN THE SECONDHAND MARKET; EXISTING AND FUTURE LITIGATION; AND OTHER RISKS DETAILED IN THE COMPANIES' RESPECTIVE PERIODIC REPORT FILINGS WITH THE SEC. FOR A LIST AND DESCRIPTION OF RISKS AND UNCERTAINTIES RELATING TO DGSE AND SUPERIOR AND THEIR RESPECTIVE BUSINESSES, REFER TO DGSE'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 AND SUPERIOR'S FORM 10-K FOR THE YEAR ENDED JUNE 30, 2005, AS WELL AS OTHER FILINGS BY DGSE AND SUPERIOR WITH THE SEC. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS RELEASE AND, EXCEPT AS REQUIRED UNDER THE U.S. FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS OF THE SEC, DGSE DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS AFTER THE DISTRIBUTION OF THIS PRESS RELEASE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, DEVELOPMENTS, CHANGES IN ASSUMPTIONS OR OTHERWISE.


                    For further information, please contact:
William H. Oyster, Interim Chief Executive Officer of Superior at (800) 421-0754